EXHIBIT 10.1

                SECURITIES PURCHASE AND SHARE EXCHANGE AGREEMENT

     This SECURITIES PURCHASE AND SHARE EXCHANGE AGREEMENT dated as of January , 2006 (this "Agreement") by and among Cytation Corporation, a Delaware
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corporation  (the  "Company"),  Richard  A.  Fisher, an individual, and Kevin J.
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High,  an  individual  (each,  a  "Company  Shareholder"  and  collectively, the
                                   --------------------
"Company  Shareholders"),  each  of  the  purchasers  of  Series  A  Convertible
 ---------------------
Preferred  Stock  of the Company whose names are set forth on Exhibit A attached
                                                              ---------
hereto  (each,  a  "Purchaser"  and collectively, the "Purchasers"), Deer Valley
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Acquisitions,  Corp., a Florida corporation ("DVA"), each of the shareholders of
                                              ---
DVA  whose  names  are  set  forth  on  Exhibit  B attached hereto (each, a "DVA
                                        ----------                           ---
Shareholder" and collectively, the "DVA Shareholders"), and Vicis Capital Master
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Fund (the "Lender").
           ------

     The  parties  hereto  agree  as  follows:

                                    ARTICLE I

                         PURCHASE AND SALE OF SECURITIES

     Section  1.1  Purchase and Sale of Series A Convertible Preferred Stock and
                   -------------------------------------------------------------
Series A and B Warrants.
-----------------------

     (a) Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, Series A Convertible Preferred Stock, par value $.01 (the "Series A Preferred
                                                              ------------------
Stock"),  having  an  aggregate  stated  value  up to Seven Million Five Hundred
-----
Thousand Dollars ($7,500,000) and the rights set forth in the Certificate of Designations, Limitations and Preferences attached hereto as Exhibit C (the
                                                                  ---------
"Series  A  Financing"). The Company shall issue to each Purchaser the number of
 --------------------
shares of Series A Preferred Stock set forth in a subscription agreement delivered by each Purchaser and accepted by the Company. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section
4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation
                                          --------------
D  ("Regulation  D"),  and/or  upon  such  other exemption from the registration
     -------------
requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

     (b) Upon the following terms and conditions, the Purchasers shall be issued:

               (i) Series A Warrants, in substantially the form attached hereto as Exhibit D (the "Series A Warrants"), to purchase a number of shares of Common
   ---------       -----------------
Stock equal to one hundred percent (100%) of the number of Conversion Shares issuable upon conversion of such Purchaser's Series A Preferred Stock at an exercise price per share equal to the Warrant Price (as defined in the Series A Warrants) and a term of five (5) years following the Initial Exercise Date (as defined in the Series A Warrants); and

               (ii) Series B Warrants, in substantially the form attached hereto as Exhibit E (the "Series B Warrants"), to purchase a number of shares of
                          -----------------
Common Stock equal to fifty percent (50%) of the number of Conversion Shares issuable upon conversion of such Purchaser's Series A Preferred Stock at an exercise price per share equal to the Warrant Price (as defined in the Series B Warrants) and a term of seven (7) years following the Initial Exercise Date (as defined in the Series B Warrants).

     Section  1.2  Share  Exchange;  Issuance  of Series B Convertible Preferred
                   -------------------------------------------------------------
Stock, Series C Convertible Preferred Stock and Series C Warrants.
------------------------------------------------------------------

     (a) Upon the following terms and conditions, the Company shall issue to each DVA Shareholder the number of shares of the Company's Series B Convertible Preferred Stock, par value $.01 (the "Series B Preferred Stock") or
                                                   ------------------------
Series  C  Convertible  Preferred Stock, par value $.01 (the "Series C Preferred
                                                              ------------------
Stock")  as  set  forth  opposite  the name of such DVA Shareholder on Exhibit B
-----                                                                  ---------
hereto,  in  exchange  for the number of shares of common stock of DVA (the "DVA
                                                                             ---
Common  Stock")  also  set  forth  opposite  the name of such DVA Shareholder on
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Exhibit  B  hereto.  Pursuant  to  this  Section  1.2, the Company will issue an
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aggregate  of  26,750  shares  of  Series  B Preferred Stock and an aggregate of
49,451 shares of Series C Preferred Stock to the DVA Shareholders, in exchange for 100% of the issued and outstanding capital stock of DVA. The Series B Preferred Stock shall have the rights set forth in the Certificate of Designations, Limitations and Preferences attached hereto as Exhibit F. The
                                                                 ---------
Series C Preferred Stock shall have the rights set forth in the Certificate of Designations, Limitations and Preferences attached hereto as Exhibit G.
                                                                    ----------

     (b) Upon the following terms and conditions, the Company shall issue to TotalCFO, LLC ("TotalCFO"), in its capacity as a DVA Shareholder,
                             --------
Series  C  Warrants, in substantially the form attached hereto as Exhibit H (the
                                                                  ---------
"Series  C  Warrants"),  to purchase the number of shares of Common Stock as set
 -------------------
forth  opposite  the  name  of TotalCFO on Exhibit B hereto, in exchange for the
                                           ---------
surrender  and  cancellation  of  Warrant  No.  1  to subscribe for and purchase
2,000,000  shares  of  the  Common  Stock  of  DVA  (the  "DVA  Warrant").

     The Company and DVA Shareholders are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act, including
Regulation D, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

     Section 1.3 Issuance of Promissory Note and Series D Warrant. In connection
                 ------------------------------------------------
with the Securities Purchase and Share Exchange Agreement, the Company shall issue to Lender: (i) an Interest Bearing Non-Convertible Installment Promissory Note, in substantially the form attached hereto as Exhibit I (the "Note"), for
                                                     ---------
the principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), together with interest accruing thereon at an annual rate of twelve percent (12%) per annum; and (ii) a Series D Warrant, in substantially the form attached hereto as Exhibit J (the "Series D Warrant"), to purchase
                                 ---------       ----------------
2,000,000 shares of Common Stock at an exercise price per share equal to Seventy Five Cents ($.75) and a term of seven (7) years following the Initial Exercise Date (as defined in the Series D Warrant).

     Section 1.4 Purchase Price and Closing. Subject to the terms and conditions
                 --------------------------
hereof, the Company agrees (a) to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Series A Preferred Stock, Series A Warrants and Series B Warrants for an aggregate purchase price of up to Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Purchase Price"); (b) to issue
                                                  --------------
and sell to the DVA Shareholders and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the DVA Shareholders, severally but not jointly, agree to exchange the DVA Shares and DVA Warrant for Series B Preferred Stock, Series C Preferred Stock, and Series C Warrants, as applicable, as referenced in Section
                                                                         -------
1.2  above;  and  (c)  to  issue  to  the Lender and, in consideration of and in
---
express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Lender agrees, to accept, in exchange for good and valuable consideration, the Series D Warrant, as referenced in Section 1.3
                                                                     -----------
above. The Series A Preferred Stock, Series A Warrants and Series B Warrants shall be sold and funded, and the Series B Preferred Stock, Series C Preferred Stock, Series C Warrants and Series D Warrants issued, in a closing (the "Closing") which shall take place on or before January __, 2006 (the "Closing
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Date").  The  Closing  shall take place the office of counsel for the Company as
----
set  forth  herein,  at 10:00 a.m., eastern time; provided, however, that all of
                                                  -----------------
the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall deliver or cause to be delivered to each Purchaser (x) its Series A Preferred Stock and (y) its Series A Warrants and Series B Warrants. At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer of immediately available funds to an account designated by the Company. In addition, subject to the terms and conditions of this Agreement, at the Closing, the Company shall deliver or cause to be delivered to each DVA Shareholder (x) its Series B Preferred Stock or Series C Preferred Stock for the number of shares set forth opposite the name of such DVA Shareholder on Exhibit B hereto and (y) the Series C Warrants to
                            ----------
purchase such number of shares of Common Stock as is set forth the name of such DVA Shareholder on Exhibit B attached hereto. At the Closing, each DVA
                      ----------
Shareholder shall deliver his or its DVA Shares and TotalCFO shall deliver its DVA Warrant. In addition, subject to the terms and conditions of this Agreement, at the Closing, the Company shall deliver or cause to be delivered to the Lender the Series D Warrant to purchase such number of shares of Common Stock as is set forth in Section 1.3 above.
         -----------

     The Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrant are referred to collectively as the "Warrants." The number of shares of
                                             --------
Common Stock issuable to each Purchaser or DVA Shareholder upon exercise of the Warrants are referred to herein collectively as the "Warrant Shares".

     Any shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are herein referred to as the "Conversion Shares."
                           -----------------

     The Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Warrants and Warrant Shares are sometimes collectively referred to herein as the "Securities."
          ----------

     Section  1.5  Additional  Closings.  If  the  aggregate stated value of the
                   --------------------
Series A Preferred Stock issued and sold by the Company at the Closing is less than Seven Million Five Hundred Thousand Dollars ($7,500,000), then the Company may in one or more additional closings issue and sell Series A Preferred Stock having an aggregated stated value up to the amount equal to Seven Million Five Hundred Thousand Dollars ($7,500,000), minus the stated value of the Series A Preferred Stock sold at the Closing (as referred to in Section 1.4 above). At the Closing referred to in Section 1.4 above, the Company shall have received acceptable subscriptions from the Purchasers to subscribe for and purchase, at a minimum, shares of Series A Preferred Stock having an aggregate stated value of Five Million and No/100 Dollars ($5,000,000).

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations and Warranties of the Company Shareholders. The
                 ----------------------------------------------------------
Company Shareholders, jointly and severally, hereby represent and warrant to the Purchasers, DVA Shareholders and Lender, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

     (a)     Organization, Good Standing and Power. The Company is a corporation
             -------------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "Material Adverse Effect" means any material adverse effect on
                   -----------------------
the business, operations, properties, prospects, or financial condition of the Company and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

     (b)     Capitalization. The authorized capital stock  and  the  issued  and
             --------------
outstanding shares of capital stock of the Company as of the Closing Date is set forth on Schedule 2.1(b) hereto. All of the outstanding shares of the Common
           ----------------
Stock and any other outstanding security of the Company have been duly and validly authorized. Except as set forth in this Agreement, the Commission Documents (as defined in Section 2.1(c) below) or as set forth on Schedule
                                                                        --------
2.1(b)  hereto,  no  shares of Common Stock or any other security of the Company
-----
are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and as set forth on Schedule 2.1(b)
                                                                 ---------------
hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1(b) hereto, the Company
                                             ---------------
is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 2.1(b), the Company
                                                    ---------------
is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.

     (c)    Commission Documents, Financial Statements. The  Common Stock of the
            -----------------------------------------
Company is currently reported on the OTC Bulletin Board and is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has timely filed all reports,
                -------------
schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the "Commission Documents"). Any form 10-QSB and Form
                               --------------------
10-KSB filings made by the Company do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved
              ----
(except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as disclosed in the unaudited financial statements included in the form 10-QSB for the Company for the quarterly period ended September 30, 2005 (subject to normal year end adjustments and the addition of footnotes) or as set forth in Schedule 2.1(g), the Company has no liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise).

     (d)     Subsidiaries.  Schedule 2.1(d) hereto sets forth each Subsidiary of
             ------------   --------------
the Company and shows the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "Subsidiary" shall mean any corporation or other entity of which
                 ----------
at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

     (e)     No  Material  Adverse Change.  Except  as  otherwise  set forth  in
             ----------------------------
Schedule  2.1(e)  hereto,  since  September  30,  2005,  the  Company  has  not
----------------
experienced or suffered any Material Adverse Effect; provided, however, the Company has made distributions of its assets to its officers and directors in contemplation of the transactions described herein and, as of the Closing Date, will have no assets.

     (f)     No  Undisclosed  Events or Circumstances.  Except as  otherwise set
             ----------------------------------------
forth  in  Schedule  2.1(f)  hereto,  since  September  30,  2005,  no  event or
           ---------------
circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     (g)     Indebtedness.  Schedule  2.1(g)  hereto  sets forth, as of the date
             ------------   ---------------
hereof, all outstanding secured and unsecured Indebtedness of the Company, or Indebtedness for which the Company has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), (c) the present value of any lease payments in excess of $100 due under leases required to be capitalized in accordance with GAAP, and (d) any accrued fees, expenses, and liabilities. The Company is not in default with respect to any Indebtedness. The Purchasers and DVA Shareholders acknowledge that the Company will remain liable for payment of obligations expressly set forth on Schedule 2.1(g), in the amounts set forth on Schedule 2.1(g), and that
          --------------                               --------------
the Company will discharge such obligations or otherwise make provision for payment thereof.

     (h)     Actions  Pending. There is no action, suit,  claim,  investigation,
             ----------------
arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any of its respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

     (i)     Compliance  with  Law.  The business of the Company has been and is
             ---------------------
presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances.

     (j)     Taxes.  Except  as  set forth in  Schedule  2.1(j), the Company has
             -----                             ----------------
accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.

     (k)     Disclosure. Neither this Agreement or the  Schedules hereto nor any
             ----------
other documents, certificates or instruments furnished by or on behalf of the Company in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made herein or therein, not misleading.

     (l)     Environmental  Compliance.  "Environmental Laws"  shall  mean   all
             -------------------------
applicable laws relating to the protection of the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. There are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

     (m)    Employees. Neither the Company nor any Subsidiary has any collective
            ---------
bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 2.1(m) hereto. The Company has no employment contract,
                ---------------
agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company.

     (n)     Public  Utility  Holding  Company  Act  and Investment Company  Act
             -------------------------------------------------------------------
Status.  The Company is not a "holding company" or a "public utility company" as
------
such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     (o)     ERISA. No liability to the Pension Benefit Guaranty Corporation has
             -----
been incurred with respect to any Plan by the Company which has not been satisfied by the Company. As used in this Section, the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

     (p)     No  Integrated  Offering.  Neither  the  Company,  nor  any  of its
             ------------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act, which would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission's review and since November 10, 2005, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

     (q)    Sarbanes-Oxley Act. The Company is in compliance with the applicable
            -------------------
provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the
                                                   ------------------
rules and regulations promulgated thereunder that are effective as of the Closing Date.

     Section  2.2  Representations  and  Warranties  of the Company. The Company
     ------------
hereby represents and warrants to the Purchasers, DVA Shareholders and Lender, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

     (a)     Authorization;  Enforcement.  The  Company  has  the  requisite
             ---------------------------
corporate  power  and  authority  to  enter into and perform this Agreement, the
Warrants, the Investor Rights Agreement dated as of the date hereof, substantially in the form of Exhibit K attached hereto (the "Investor Rights
                                 ---------                       ---------------
Agreement"),  and  the  Irrevocable  Transfer  Agent Instructions (as defined in
---------
Section  3.16  hereof)  (collectively, the "Transaction Documents") and to issue
-------------                               ---------------------
and sell the Securities in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or stockholders is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

     (b)     Issuance  of Securities. The Securities to be issued at the Closing
             ------------------------
have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the Conversion Shares and Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

     (c)     No  Conflicts.  The  execution,  delivery  and  performance  of the
             -------------
Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, and the issuance of the Securities as contemplated hereby, do not and will not (i) violate or conflict with any provision of the Company's Articles of Incorporation (the "Articles") or Bylaws
                                                            --------
(the  "Bylaws"), each as amended to date, or any Subsidiary's comparable charter
       ------
documents; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries' respective properties or assets are bound; or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws)). Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations or any registration provisions provided in the Investor Rights Agreement).

     (d)      Actions  Pending.  There is no action, suit, claim, investigation,
              ----------------
arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.

     (e)     Securities  Act  of  1933.  Based  in  material  part  upon  the
             -------------------------
representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

     (f)     Independent Nature of Purchasers and  DVA Shareholders. The Company
             ----------------------------------------------------------
acknowledges that the obligations of each Purchaser and DVA Shareholder under the Transaction Documents are several and not joint with the obligations of any other Purchaser or DVA Shareholder, as applicable, and that no Purchaser or DVA Shareholder shall be responsible in any way for the performance of the obligations of any other Purchaser or DVA Shareholder, as applicable, under the Transaction Documents. The Company acknowledges that the decision of each Purchaser or DVA Shareholder to purchase Securities pursuant to this Agreement has been made by such Purchaser or DVA Shareholder, as applicable, independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or DVA Shareholder, as applicable, or by any agent or employee of any other Purchaser or DVA Shareholder, as applicable, and no Purchaser or DVA Shareholder, or any of its agents or employees shall have any liability to any Purchaser or DVA Shareholder, as applicable (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser or DVA Shareholder pursuant hereto or thereto, shall be deemed to constitute the Purchasers or DVA Shareholders, as applicable, as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers or DVA Shareholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers or DVA Shareholders, but only such Purchaser and the other Purchasers and DVA Shareholders have retained their own individual counsel with respect to the transactions contemplated hereby. The Company acknowledges that it has elected to provide all Purchasers and DVA Shareholders with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers or DVA Shareholders. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers or DVA Shareholders, as applicable, are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

     (g)     Acknowledgement Regarding Trading Activity. The Company understands
             ------------------------------------------
and acknowledges that, one or more Purchasers, DVA Shareholders or the Lender may engage in hedging activities at various times during the period that the Securities are outstanding.

     Section  2.3  Representations  and  Warranties  of  the  Purchasers,  DVA
                   -------------------------------------------------------------
Shareholders and Lender. Each of the Purchasers, DVA Shareholders and the Lender
-----------------------
hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser or DVA Shareholder as follows as of the date hereof and as of the Closing Date:

     (a)     Organization and Standing of the Purchasers.  If the Purchaser, DVA
             -------------------------------------------
Shareholder, or Lender, as applicable, is an entity, such Purchaser, DVA Shareholder or Lender is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

     (b)    Authorization and Power. Each Purchaser, DVA Shareholder, or Lender,
            -------------------------
as applicable, has the requisite power and authority to enter into and perform the Transaction Documents and to purchase or otherwise acquire the Securities being issued to it hereunder. The execution, delivery and performance of the Transaction Documents by each Purchaser, DVA Shareholder and Lender, as applicable, and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser, DVA Shareholder or Lender, as applicable, or its Board of Directors, stockholders, or partners, as the case may be, is required. When executed and delivered by the Purchasers and DVA Shareholders, as applicable, the other Transaction Documents shall constitute valid and binding obligations of each Purchaser and DVA Shareholder enforceable against such Purchaser and DVA Shareholder in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

     (c)     No Conflict.  The execution,  delivery  and  performance  of  the
             -----------
Transaction Documents by the Purchaser, DVA Shareholder and Lender, as applicable, and the consummation by the Purchaser, DVA Shareholder and Lender, as applicable, of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser's, DVA Shareholder's or Lender's, as applicable, charter or organizational documents; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser, DVA Shareholder, or Lender, as applicable, is a party or by which the Purchaser's, DVA Shareholder's or Lender's respective properties or assets are bound; or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser, DVA Shareholder or Lender by which any property or asset of the Purchaser, DVA
Shareholder or Lender is bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser's, DVA Shareholder's or Lender's ability to perform its obligations under the Transaction Documents.

     (d)     Acquisition  for  Investment.  Each  of  the  Purchasers,  DVA
             ----------------------------
Shareholders and Lender is acquiring the Securities solely for its own account and not with a view to or for sale in connection with distribution. None of the Purchasers, DVA Shareholders or Lender has a present intention to sell any of the Securities, or a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein,
                   -----------------
such Purchaser, DVA Shareholder and Lender, as applicable, does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser, DVA Shareholder and Lender, as applicable, acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser, DVA Shareholder or Lender is capable of evaluating the merits and risks of Purchaser's, DVA Shareholder's, or Lender's, as applicable, investment in the Company; (ii) is able to bear the financial risks associated with an investment in the Securities; and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

     (e)    Rule 144. Each Purchaser, DVA Shareholder and Lender, as applicable,
            ---------
understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser, DVA Shareholder and Lender, as applicable, acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Purchaser, DVA Shareholder and
                   ---------
Lender, as applicable, has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser, DVA Shareholder and Lender, as applicable, understands that, to the extent that Rule 144 is not available, such Purchaser, DVA Shareholder and Lender, as applicable, will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

     (f)     General.  Each  Purchaser  and  DVA  Shareholder,  as  applicable,
             -------
understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser and DVA Shareholder, as applicable, set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser and DVA Shareholder, as applicable, to acquire the Securities. Each Purchaser, DVA Shareholder and Lender, as applicable, understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities. Commencing on the date that the Purchasers, DVA Shareholder or Lender, as applicable, were initially contacted regarding an investment in the Securities, none of the Purchasers, DVA Shareholders, or Lender, as applicable, has engaged in any short sale of the Common Stock and will not engage in any short sale of the Common Stock prior to the consummation of the transactions contemplated by this Agreement.

     (g)    No General Solicitation. Each Purchaser, DVA Shareholder and Lender,
            -----------------------
as applicable, acknowledges that the Securities were not offered to such Purchaser, DVA Shareholder or Lender, as applicable, by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any seminar or meeting to which such Purchaser, DVA Shareholder or Lender, as applicable, was invited by any of the foregoing means of communications. Each Purchaser, DVA Shareholder and Lender, as applicable, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

     (h)    Accredited Investor. Each Purchaser, DVA Shareholder and the Lender,
            -------------------
as applicable, is an "accredited investor" (as defined in Rule 501 of Regulation
D), and such Purchaser, DVA Shareholder and the Lender, as applicable, has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser, DVA
Shareholder and Lender, as applicable, is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser, DVA Shareholder and Lender, as applicable, is not a broker-dealer. Each Purchaser, DVA Shareholder and Lender, as applicable, acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

     (i)     Certain Fees. Except for investment banking fees payable to Midtown
             -------------
Partners & Co., LLC, the Purchasers, DVA Shareholders and the Lender, as applicable, have not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

     (j)     Independent Investment. No Purchaser, DVA Shareholder or Lender, as
             -----------------------
applicable, has agreed to act with any other Purchaser, DVA Shareholder or third parties, as applicable, for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser, DVA Shareholder and the Lender, as applicable, is acting independently with respect to its investment in the Securities.

     (k)     Regulation  M.  Each  Purchaser, DVA Shareholder and the Lender, as
             --------------
applicable, has complied and will comply with Regulation M promulgated under the Exchange Act with respect to the transactions contemplated by this Agreement.

     Section 2.4 Representations and Warranties of the DVA Shareholders. Each of
                 ------------------------------------------------------
the DVA Shareholders hereby represents and warrants to the Company, with respect solely to itself and not with respect to any other DVA Shareholder, as of the date hereof and as of the Closing Date, as follows:

     (a)     Title to Shares.  The DVA Shareholder has good and marketable title
             ---------------
to the DVA Common Stock, free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, except for certain restrictions on transfer imposed by federal and state securities laws. The DVA Shareholder has full and unrestricted legal right, power and authority to sell, assign and transfer his or its DVA Common Stock to the Company without obtaining the consent or approval of any other person or governmental authority, and the delivery of such shares to the Company pursuant to this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, claims and restrictions of every kind, except for certain restrictions on transferability imposed by federal and state securities laws.

     (b)     Title  to  Warrant. If applicable, the DVA Shareholder has good and
             ------------------
marketable title to the DVA Warrant, free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, except for certain restrictions on transfer imposed by federal and state securities laws. The DVA Shareholder has full and unrestricted legal right, power and authority to sell, assign and transfer his or its DVA Warrant to the Company without obtaining the consent or approval of any other person or governmental authority, and the delivery of such warrant to the Company pursuant to this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, claims and restrictions of every kind, except for certain restrictions on transferability imposed by federal and state securities laws.

     (c)     Conflict.  The  execution of this Agreement and the consummation of
             --------
the transactions contemplated hereby will not constitute a default under any provision of any agreement by which the DVA Shareholder is bound.

                                   ARTICLE III

                                    COVENANTS

     The Company covenants with each Purchaser, DVA Shareholder and the Lender as to each provision in this Article III, and with each Company Shareholder solely as to Sections 3.2, 3.8, 3.9 and 3.10 below, as follows, which covenants are for the benefit of each Purchaser, DVA Shareholder, the Lender, and their respective permitted assignees.

     Section  3.1 Securities Compliance. The Company shall notify the Commission
                  ---------------------
in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, DVA Shareholders and Lender, as applicable, or their respective subsequent holders.

     Section 3.2 Listing; Filings. The Company will take all action necessary to
                 ----------------
continue the listing or trading of its Common Stock on the OTC Bulletin Board or other exchange or market on which the Common Stock is trading. If required, the Company will promptly file the "Listing Application" for, or in connection with, the issuance and delivery of the Conversion Shares and the Warrant Shares. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers, DVA Shareholders, or Company Shareholders may reasonably request, all to the extent required from time to time to enable the Purchasers, DVA Shareholders, or Company Shareholders, as applicable, to sell the Securities or shares of Common Stock without registration under the Securities Act within and subject to the limitations provided by Rule 144 promulgated under the Securities Act. With respect to the resale of shares of Common Stock of the Company owned by any stockholder of the Company as of the day preceding the Closing Date, the Company shall accept legal opinions of Richard A. Fisher, Esq. with respect to each transfer, so long as there is a reasonable basis for concluding that the transfer is permitted under Rule 144. Fisher may send a copy of each such opinion to the Company's transfer agent simultaneously with the facsimile transmission thereof by Fisher to the Company.

     Section  3.3  Inspection Rights. Provided same would not be in violation of
                   -----------------
Regulation FD, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser, DVA Shareholder and the Lender, or any employees, agents or representatives thereof, for purposes reasonably related to such Purchaser's, DVA Shareholder's or Lender's interests as a stockholder, to examine the publicly available, non-confidential records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the publicly available, non-confidential affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

     Section  3.4 Compliance with Laws. The Company shall comply, and cause each
                  --------------------
Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

     Section 3.5 Keeping of Records and Books of Account. The Company shall keep
                 ---------------------------------------
and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     Section  3.6  Other  Agreements.  The  Company  shall  not  enter  into any
                   -----------------
agreement which, by its terms, would restrict or impair the Company's or any Subsidiary's right or ability to perform under this Article III.

     Section  3.7  Use  of  Proceeds.  The  net  proceeds  from  the sale of the
                   -----------------
Securities hereunder shall be used by the Company for working capital and general corporate purposes, including, but not limited to, growth and capital initiatives, investor and public relations, the acquisition of Deer Valley Homebuilders, Inc., and payment of commissions and fees due Midtown Partners & Co., LLC.

     Section  3.8  Reporting Status. For a period of not less than two (2) years
                   ----------------
after the Closing, (a) the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, and (b) the Company shall retain an investor relations firm, selected by the Company, which systematically prepares and distributes information to potential investors about developments in the Company's business as part of an active investor relations program.

     Section  3.9  Blue  Sky  Laws. Promptly as reasonably practicable after the
                   ---------------
Closing, the Company shall (a) to the extent necessary, publish in a nationally recognized manual of securities to secure a "manual exemption" for compliance with state securities for laws for the secondary trading of the Common Stock of the Company (the "Manual Securities Exemption"), and (b) to the extent
                     -----------------------------
necessary, take reasonable measures to comply with state securities laws of Rhode Island, South Carolina, and Maryland for the secondary trading of the Common Stock of the Company, if such states are not covered by the Manual Securities Exemption.

     Section  3.10  Increase  in Authorized Common Stock. Within forty five (45)
                    ------------------------------------
days of the Closing, the Company shall amend its Certificate of Incorporation to increase its authorized Common Stock in sufficient amounts to reserve a number of its authorized but unissued shares of Common Stock equal to one hundred twenty five percent (125%) of the aggregate number of shares of Common Stock needed to effect: (a) the conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock issued pursuant to this Agreement; and (b) the exercise of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrant, and any warrants that may be issued to Midtown Partners & Co., LLC as payment for investment banking fees. Once the Certificate of Incorporation is amended to increase the Company's authorized Common Stock as required in the immediately preceding sentence, the Company shall immediately authorize and reserve, and hereby covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to one hundred twenty five percent (125%) of the aggregate number of shares of Common Stock needed to effect: (a) the conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock issued pursuant to this Agreement; and (b) the exercise of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrant, and any warrants that may be issued to Midtown Partners & Co., LLC as payment for investment banking fees.

     Section  3.11  Transfer  Taxes.  All  applicable  sales  taxes, documentary
                    ---------------
transfer taxes, recording and filing fees, and other costs (but not including, without limitation, any attorney's fees incurred by the Company or income, capital gains, intangible or similar taxes) that may be due or payable as a result of the conveyance or deliver of the Securities to be conveyed and transferred or other transactions contemplated hereby, whether levied on the Company, the Purchasers, the Company Shareholders, the DVA Shareholders or the Lender, shall be paid by the Company.

                                   ARTICLE IV

                                   CONDITIONS

     Section  4.1 Conditions Precedent to the Obligation of the Company to Close
                  --------------------------------------------------------------
and to Sell the Securities. The obligation hereunder of the Company to close and
--------------------------
issue the Securities to the Purchasers, DVA Shareholders and the Lender at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a)     Accuracy of the Representations and Warranties. The representations
             ----------------------------------------------
and warranties of each Purchaser, DVA Shareholder and the Lender shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

     (b)     Performance by the Purchasers. Each Purchaser, DVA Shareholder  and
             ------------------------------
the Lender shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser, DVA Shareholder or Lender at or prior to the Closing Date.

     (c)     No  Injunction.  No  statute, rule,  regulation,  executive  order,
             --------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (d)    Permits, Consents. All authorizations, approvals, permits, consents,
            ------------------
waivers, and clearances of any third party, governmental authority, state insurance regulatory agency, or other regulatory body of the United States or of any state that are required in connection with the transactions contemplated by this Agreement shall have been obtained and effective as of the Closing.

     (e)     Delivery of  Purchase  Price.  The  Purchase  Price, DVA Shares and
             -----------------------------
DVA Warrant, as applicable, for the Securities shall have been delivered to the Company on the Closing Date.

     (f)     Delivery of Transaction Documents.  The Transaction Documents shall
             ---------------------------------
have been duly executed and delivered to the Company by the Purchasers, DVA Shareholders and the Lender, as applicable.

     (g)     Acquisition of Deer Valley Homebuilders, Inc. Simultaneous with the
             ------------------------------------------------
Closing hereunder, DVA shall acquire all of the outstanding capital stock of Deer Valley Homebuilders, Inc. pursuant to the Common Stock Purchase Agreement dated November 1, 2005, between DVA, Deer Valley Homebuilders, Inc., and the shareholders a party thereto.

     Section  4.2  Conditions Precedent to the Obligation of the Purchasers, DVA
                   -------------------------------------------------------------
Shareholders  and  Lender to Close and to Acquire the Securities. The obligation
----------------------------------------------------------------
hereunder of the Purchasers, the DVA Shareholders and the Lender to purchase or acquire the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers', DVA Shareholders' and Lender's sole benefit, and may be waived by the Purchasers, DVA Shareholders and Lender at any time, in their sole discretion.

     (a)     Accuracy  of the Company's Representations and Warranties.  Each of
             ---------------------------------------------------------
the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

     (b)     Performance  by the Company.  The  Company  shall  have  performed,
            ----------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

     (c)     No Suspension, Etc. Trading in the Common Stock shall not have been
             ---------------------
suspended  by  the  Commission,  or  the  OTC  Bulletin  Board.

     (d)     No  Injunction. No  statute,  rule,  regulation,  executive order,
             --------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (e)    Permits, Consents. All authorizations, approvals, permits, consents,
            -----------------
waivers, and clearances of any third party, governmental authority, state insurance regulatory agency, or other regulatory body of the United States or of any state that are required in connection with the transactions contemplated by this Agreement shall have been obtained and effective as of the Closing.

     (f)     No  Proceedings or Litigation. No action, suit or proceeding before
             -----------------------------
any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement and Transaction Documents, or seeking damages in connection with such transactions.

     (g)     Opinion of Counsel.  The Purchasers, the DVA Shareholders  and  the
             ------------------
Lender shall have received an opinion of counsel to the Company, dated the date of the Closing, substantially in the form of Exhibit L hereto, with such
                                                     ---------
exceptions and limitations as shall be reasonably acceptable to counsel to the Purchasers, DVA Shareholders and Lender.

     (h)     Preferred Stock and Warrants. At or  prior  to the Closing, (i) the
             ----------------------------
Company shall have delivered to the Purchasers the Series A Preferred Stock (in such denominations as each Purchaser has subscribed) and the Series A and Series B Warrants (in such denominations as each Purchaser has subscribed); (ii) the Company shall have delivered to the DVA Shareholders the Series B Preferred Stock or Series C Preferred Stock, as applicable (in such denominations as each Purchaser has subscribed), and Series C Warrant, as applicable; and (iii) the Company shall have delivered to Lender the Series D Warrant.

     (i)     Secretary's  Certificate.  The  Company shall have delivered to the
             ------------------------
Purchasers, the DVA Shareholders and Lender a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby; (ii) the Articles; (iii) the Bylaws, each as in effect at the Closing; and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

     (j)     Officer's  Certificate. On the Closing Date, the Company shall have
             ----------------------
delivered to the Purchasers, the DVA Shareholders and the Lender a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, which confirmation shall be based on the knowledge of the executive officer.

     (k)    Investor Rights Agreement. As of the Closing Date, the Company shall
            ---------------------------
have executed and delivered the Investor Rights Agreement to each Purchaser, each DVA Shareholder and the Lender.

     (l)     Material Adverse Effect.  No Material  Adverse  Effect  shall  have
             ----------------------
occurred.

     (m)     Termination of BDC. The Company's status  as a Business Development
             --------------------
Company  under  the  Investment  Company Act of 1940 shall have been terminated.

     (n)     Resignations.  (i)  John  Gilece,  Christopher Portner, and Richard
             ------------
Parke shall have submitted their resignations from the board of directors of the Company, in form acceptable to the Purchasers, the DVA Shareholders and the Lender; and (ii) all officers shall have submitted their resignations, in form acceptable to the Purchasers, the DVA Shareholders and the Lender.

     (o)     Acquisition  of  Deer  Valley Homebuilders, Inc.  Simultaneous with
             -----------------------------------------------
the Closing hereunder, DVA shall acquire all of the outstanding capital stock of Deer Valley Homebuilders, Inc. pursuant to the Common Stock Purchase Agreement dated November 1, 2005, between DVA, Deer Valley Homebuilders, Inc., and the shareholders a party thereto.

     (p)     Minimum  Funding.  In  connection with the Series A Financing, the
             ----------------
Company shall have received acceptable subscriptions from the Purchasers to subscribe for and purchase, at a minimum, shares of Series A Preferred Stock having an aggregate stated value of Five Million and No/100 Dollars ($5,000,000).

                                    ARTICLE V

                               CERTIFICATE LEGEND

     Section  5.1  Legend. Each certificate representing the Securities shall be
                   ------
stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

     THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE (THE "SECURITIES") HAVE
     NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to issue or reissue certificates representing any of the Conversion Shares and the Warrant Shares, without the legend set forth above if, at such time, prior to making any transfer of any such Conversion Shares or Warrant Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or Warrant Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, (ii) compliance with applicable state securities or "blue sky" laws has been effected, or (iii) the holder provides the Company with reasonable assurances that a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with
             -----------
any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

                                   ARTICLE VI

                                 INDEMNIFICATION

     Section  6.1 General Indemnity. The Company agrees to indemnify, defend and
                  -----------------
hold harmless the Purchasers, the DVA Shareholders and the Lender (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchasers, the DVA Shareholders and the Lender as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser, each DVA Shareholder and the Lender, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser, DVA Shareholder, or Lender herein.

     Section  6.2  Indemnification  Procedure.  Any  party  entitled  to
                   --------------------------
indemnification under this Article VI (an "indemnified party") will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification obligations to defend the indemnified party required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b) any liabilities the indemnifying party may be subject to pursuant to the law. No indemnifying party will be liable to the indemnified party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party's breach of any of the representations, warranties or covenants made by such party in this Agreement or in the other Transaction Documents.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section  7.1  Fees and Expenses. Each party shall pay the fees and expenses
                   -----------------
of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that
                                                         -----------------
the Company shall pay all actual attorneys' fees and expenses (including disbursements and out-of-pocket expenses) incurred by the Purchasers, DVA Shareholders or the Lender in connection with (i) the preparation, negotiation, execution and delivery of the Transaction Documents and the transactions contemplated thereunder, which payment shall be made at Closing and shall not exceed $25,000, (plus disbursements and out-of-pocket expenses); and (ii) any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchasers, the DVA Shareholders or the Lender in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees and expenses.

     Section 7.2 Specific Performance; Consent to Jurisdiction; Venue.
                 -----------------------------------------------------

     (a) The Company, the Purchasers, the DVA Shareholders and the Lender acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (b) The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Hillsborough County, Florida, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Florida is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of Florida. Each party hereto consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. The parties hereto hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

     Section 7.3 Entire Agreement; Amendment. This Agreement and the Transaction
                 ---------------------------
Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, the Company, the Company Shareholders, the Purchasers, the DVA Shareholders and the Lender make no representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company, the Company Shareholders (if such amendment affects the Company Shareholders), the Purchasers holding at least a majority of the outstanding shares of Series A Preferred Stock then held by the Purchasers, the DVA Shareholders holding at least a majority of the outstanding shares of Series B Preferred Stock or common shares issued upon automatic conversion of the Series B Preferred Stock, the DVA Shareholders holding at least a majority of the outstanding shares of Series C Preferred Stock or common shares issued upon automatic conversion of the Series C Preferred Stock, and the Lender.

     Section  7.4  Notices.  Any  notice,  demand,  request,  waiver  or  other
                   -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:       Cytation Corporation
                         Attn: Charles G. Masters
                         4902 Eisenhower Blvd.
                         Suite 185
                         Tampa, FL 33634
                         Facsimile: (813) 885-5911


If  to  the  Company
Shareholders:            Richard  Fisher
                         Kevin  J.  High
                         c/o  Sequence  Advisors  Corporation
                         P.O.  Box  809
                         Bristol,  RI  02809


If  to  any  Purchaser:  At  the  address of such Purchaser set forth on
                         Exhibit  A  to     this  Agreement.
                         ----------

If to any DVA
Shareholder:             At the address of such DVA Shareholder set
                         forth  on  Exhibit  B  to  this  Agreement.
                                    ----------

If to the Lender:        VICIS Capital Master Fund
                         Attn: Shad Stastney
                         126 E. 56th Street
                         Seventh Floor
                         New York, NY 10022

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other parties hereto.

     Section  7.5 Waivers. No waiver by any party of any default with respect to
                  -------
any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section  7.6 Headings. The article, section and subsection headings in this
                  --------
Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     Section  7.7  Successors  and Assigns. This Agreement shall be binding upon
                   -----------------------
and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. Subject to
Section  5.1  hereof,  the  Purchasers,  the DVA Shareholders and the Lender may
------------
assign the Securities and their rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

     Section  7.8  No  Third Party Beneficiaries. This Agreement is intended for
                   -----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section  7.9  Governing  Law.  This  Agreement  shall  be  governed  by and
                   --------------
construed in accordance with the internal laws of the State of Florida, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

     Section 7.10 Survival. The representations and warranties shall survive the
                  --------
execution and delivery hereof and the Closing.

     Section  7.11 Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

     Section  7.12  Severability. The provisions of this Agreement are severable
                    ------------
and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                    COMPANY:

                                    CYTATION CORPORATION, a Delaware corporation


                                    By: /s/ Richard A. Fisher
                                        ----------------------------------------
                                    Name:   Richard  A.  Fisher
                                    Title:  Chief  Executive  Officer



                       [Signatures Continue on Next Page]

                                    COMPANY  SHAREHOLDER:

                                    /s/ Richard A. Fisher
                                    ----------------------------------------
                                    Richard  A.  Fisher


                                    /s/ Kevin J. High
                                    ----------------------------------------
                                    Kevin  J.  High



                                    DVA:

                                    DEER VALLEY ACQUISITIONS, CORP.,
                                    a Florida corporation


                                    By: /s/ Charles G. Masters
                                        ------------------------------------
                                    Name:   Charles  G.  Masters
                                    Title:  Chief  Executive  Officer


                                    LENDER:

                                    VICIS CAPITAL MASTER FUND


                                    By:
                                        ------------------------------------
                                    Name:
                                    Its:



                       [additional signature pages follow]

      [Signature page to Securities Purchase and Share Exchange Agreement]

                                    PURCHASER:



                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

      [Signature page to Securities Purchase and Share Exchange Agreement]


                                    DVA SHAREHOLDER:


                                    By:
                                        ------------------------------------
                                    Name:

                                    EXHIBIT C

                          FORM OF SERIES A DESIGNATIONS

See attached.

                                    EXHIBIT D

                            FORM OF SERIES A WARRANT

                                  See attached.

                                    EXHIBIT E

                            FORM OF SERIES B WARRANT


See attached.

                                    EXHIBIT F

                          FORM OF SERIES B DESIGNATIONS


                                  See attached.

                                    EXHIBIT G

                          FORM OF SERIES C DESIGNATIONS

                                  See attached.

                                    EXHIBIT H

                            FORM OF SERIES C WARRANT


                                  See attached.

                                    EXHIBIT I

                            FORM OF INTEREST BEARING
                           NON-CONVERTIBLE INSTALLMENT
                                 PROMISSORY NOTE

See attached.

                                    EXHIBIT J

                            FORM OF SERIES D WARRANT

See attached.

                                    EXHIBIT K

                                     FORM OF
                            INVESTOR RIGHTS AGREEMENT


                                  See attached.

                                    EXHIBIT L

                           FORM OF OPINION OF COUNSEL

See attached.